UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG Funds III

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:             May 31

Date of reporting period:          June 1, 2013 – May 31, 2014

                                                   (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds III
May 31, 2014
AMG Managers Cadence Capital Appreciation Fund
Investor Class: MPAFX	| Service Class: MCFYX	| Institutional Class: MPCIX
AMG Managers Cadence Mid Cap Fund
Investor Class: MCMAX	| Service Class: MCMYX	| Institutional Class: MCMFX
AMG Managers Cadence Emerging Companies Fund
Service Class: MECAX (formerly Administrative Class)		| Institutional Class:MECIX

www.amgfunds.com	AR065-0514

AMG Funds
Annual Report—May 31, 2014

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Cadence Capital Appreciation Fund	4
AMG Managers Cadence Mid Cap Fund	10
AMG Managers Cadence Emerging Companies Fund	16

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	22

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	23
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	25
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	26
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	27
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	32

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

TRUSTEES AND OFFICERS	43

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG family of Funds.

Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The twelve months ended May 31, 2014, was another period of strong equity returns. The S&P 500® Index, a widely followed barometer of the U.S. equity market, rose nearly 20.5% during the past twelve months. International stocks, by comparison, rose 14.5%, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the equity bull market, the S&P 500® Index has a cumulative gain of 218% (including reinvestment of dividends) since the market bottom on March 9, 2009, through May 31, 2014. Reversing a pattern of outflows from the prior few years, equity funds began collecting very strong flows in 2013 and the trend has continued into 2014.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the twelve months ended May 31, 2014. In 2013, investment grade bond investments were hurt by interest rate volatility brought on by the Federal Reserve’s plan to phase out its bond purchasing program known as “QE3.” Since then, however, financial markets seemed to have digested the news and bond prices rebounded as interest rates declined in the first five months of 2014.

Managers Investment Group rebranded as AMG Funds in the second quarter of 2014. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by offering a distinctive array of actively managed, return-oriented funds by partnering with many of AMG’s Affiliate investment boutiques. In addition, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

Chief Excecutive Officer

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	20.45%	15.15%	18.40%

Small Caps	(Russell 2000® Index)	16.79%	11.73%	19.32%

International	(MSCI All Country World Index ex USA Index)	14.54%	4.63%	10.49%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Index)	2.71%	3.55%	4.96%

High Yield	(Barclays U.S. High Yield Bond Index)	7.90%	8.83%	14.43%

Tax-Exempt	(Barclays Municipal Bond Index)	3.05%	5.44%	5.59%

Treasury Bills	(Citigroup Three-Month U.S. Treasury Bill Index)	0.04%	0.05%	0.09%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2014	Expense Ratio for the Period	Beginning Account Value 12/01/13	Ending Account Value 5/31/14	Expenses Paid During the Period*
AMG Managers Cadence Capital Appreciation Fund

Investor Class
Based on Actual Fund Return	1.12%	$1,000	$1,066	$5.77
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.64

Service Class
Based on Actual Fund Return	0.97%	$1,000	$1,067	$5.00
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.89

Institutional Class
Based on Actual Fund Return	0.72%	$1,000	$1,068	$3.71
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.63
AMG Managers Cadence Mid Cap Fund

Investor Class
Based on Actual Fund Return	1.12%	$1,000	$1,062	$5.76
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.64

Service Class
Based on Actual Fund Return	0.97%	$1,000	$1,063	$4.99
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.89

Institutional Class
Based on Actual Fund Return	0.72%	$1,000	$1,064	$3.71
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.63
AMG Managers Cadence Emerging Companies Fund

Service Class
Based on Actual Fund Return	1.65%	$1,000	$ 944	$8.00
Hypothetical (5% return before expenses)	1.65%	$1,000	$1,017	$8.30

Institutional Class
Based on Actual Fund Return	1.42%	$1,000	$ 945	$6.89
Hypothetical (5% return before expenses)	1.42%	$1,000	$1,018	$7.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments

For the fiscal year ended May 31, 2014, the AMG Managers Cadence Capital Appreciation Fund (Institutional Class) (the Fund) returned 19.96%, lagging its benchmark, the Russell 1000® Growth Index, which returned 22.15%.

The Fund maintained its procyclical bias, emphasizing stocks that stand to benefit from an improving economy, and overall this positioning served shareholders well. The Fund outperformed in the industrials and consumer discretionary sectors, adding value through a combination of stock selection and sector allocation. In contrast, the Fund underperformed relative to its benchmark in the health care and energy sectors. The Fund’s energy holdings advanced +25.6% over the period, however we underperformed as a result of weak stock selection. . Health care was also a leading sector within the benchmark, gaining +27.7% vs. +22.0% for health care stocks within the Fund. Much of the sector’s advance came from gains in high-valuation, high-risk stocks in the biotechnology industry, which typically do not meet the Fund’s investment criteria. While the biotech effect was more pronounced in smaller companies, the phenomenon still influenced the relative performance of health care holdings within the Fund.

THE YEAR IN REVIEW

Despite finishing with double-digit, positive returns over the 12-month period, the fiscal year started on a challenging note. After gains in the early part of 2013, June marked a point of departure, with concerns over U.S. monetary policy and suspect global growth dominating the market environment. The Federal Reserve’s public comments regarding the potential and gradual winding down of current stimulus sparked widespread concern, ultimately triggering broad-based declines in risk-based and fixed income assets alike, particularly within the bond market and in equities with fixed income-like characteristics, such as utilities. Emerging markets also declined on the comments, with investors unnerved by implications of reduced central bank support in regions whose export demand had already been impacted by widespread slowdowns across Europe and China.

By the third quarter of 2013, however, the U.S. equity market had resumed its positive trajectory, with stocks on the smaller end of the market capitalization performing particularly well. Gains in the Fund came on wide participation with a range of sectors posting positive absolute returns. Strategically emphasizing cyclical stocks, the Fund benefited from an overweight position in information technology. This result was particularly rewarding, as it marked an element of Cadence’s year-long strategy that had begun to yield fruit. At the outset of 2013, we had positioned the Fund with a procyclical bias, anticipating modest U.S. economic expansion, reinvigorated capital and information technology spending, and a second half shift to emphasize high-quality cyclical growth stocks. We anticipated continued employment improvement, supportive financial conditions and on-going capital expenditure recovery. We believed a cyclical bias would be a factor in outperformance in that environment, and consequently we emphasized information technology and consumer discretionary stocks in the Fund, along with other less defensive holdings. Our expectations were not fully correct, as the shift toward greater capital spending took longer than anticipated, but by the end of 2013, several significant changes had occurred that set the stage for continued advances in the Fund.

During the fourth quarter, the proverbial glass went from half empty to half full. The U.S. economic recovery accelerated in the final months of the year, finally giving the Federal Reserve enough confidence to taper its bond-buying program. This time the markets were prepared for the news and reacted positively, pushing U.S. equities higher. These exceptional returns, coupled with a negative total return on the 10-Year Treasury Note of -8.6% for 2013, lured investors out of bonds and into stocks after more than five years of net cash flows out of U.S equities.

Additionally, global economic expansion began to buoy the prospects of growth companies worldwide. In the U.S., stable-to-improving home prices continued to be a positive factor, boosting consumer confidence, encouraging consumer spending, and helping with job creation. While rising interest rates and the subsequent slowdown in refinancing activity scared some, the gentle climb in rates was actually a boon to some businesses, particularly in the financials sector. Inflation continued to be of little concern, and a perceived seamless leadership transition at the Fed coupled with resolution of the budget impasse set the stage for a healthy environment for equities into 2014.

Heading into the New Year, the AMG Managers Cadence Capital Appreciation Fund steadily followed the strategic course we set over a year ago — focusing on offense and tilting the Portfolio toward cyclical and secular growth stocks with reasonable valuations and long-term appreciation potential. While January and February’s record bad weather hurt companies across the U.S., and Federal Reserve Chairman Yellen’s interest rate comments caused temporary confusion, and the market environment improved as the quarter progressed. By March’s thaw, the Fund’s investment thesis was playing out as expected. While investors showed a distinct preference for low-risk assets during the month of April, causing stocks — particularly those of smaller, growth-oriented companies — to decline, many of these holdings enjoyed a rebound in May. Overall, the spring equity market proved to be stronger than it has typically been in the past, in part due to the pent-up demand caused by the rough winter slowdown.

OUTLOOK

Going forward, we continue to anticipate a gradually improving economy and modestly positive returns for U.S. equities. The macroeconomic risks that have plagued the markets in recent years have receded, and we are seeing stock correlations revert to more normal levels. We believe that the global economy will be generally supportive of earnings growth, while continued economic confidence evidenced by a moderate increase in long-term interest rates will usher in a period where investors once again put a premium on quality, valuation and above-average growth prospects — all hallmarks of the Fund’s investment approach.

4

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments (continued)

This is not to say that the remainder of the year won’t have its challenges. Even as the S&P 500 Index continued to hit record highs, market leadership remained narrow, as evidenced by fewer new highs in individual names. At certain periods, gains were driven largely by biotechnology stocks, with many smaller, unproven companies trading at exceptionally high valuations. Frothy valuations in other pockets were also indicative of a somewhat speculative market, although these phenomena have recently diminished, if not reversed. Today, we believe companies need solid earnings growth and positive earnings revisions to enjoy stock price gains. Increased capital spending and continued expansion of the manufacturing sector will be necessary to support these advances.

Just as overall gains in the Fund came despite intermittent periods of negative performance during the fiscal year ending May 31, 2014, we expect continued volatility in the months ahead. These short-term retrenchments highlight the difficulty of “timing the market” and reinforce Cadence’s policy of staying fully invested at all times. The good news is that the U.S. economy continues to prove that it is more resilient than many expected. We believe the Fund’s cyclical and secular growth positioning, coupled with prudent sector diversification, will serve our shareholders well in the year ahead.

Thank you for your investment in the AMG Managers Cadence Capital Appreciation Fund. We look forward to rewarding your continued confidence in the year ahead.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC. as of May 31, 2014 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Capital Appreciation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Capital Appreciation Fund’s Institutional Class on May 31, 2004, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

5

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Cadence Capital Appreciation Fund and the Russell 1000® Growth Index for the same time periods ended May 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Cadence Capital Appreciation Fund [2,3,4,5,6]
Investor Class	19.53%	14.85%	5.96%
Service Class	19.69%	15.00%	6.12%
Institutional Class	19.96%	15.30%	6.38%
Russell 1000® Growth Index [7]	22.15%	19.04%	8.12%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2014. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[4]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Managers Cadence Capital Appreciation Fund
Fund Snapshots (unaudited)
May 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Capital Appreciation Fund**	Russell 1000® Growth Index
Information Technology	32.6%	26.7%
Consumer Discretionary	19.7%	18.7%
Health Care	13.5%	12.5%
Industrials	10.4%	12.4%
Financials	7.9%	5.6%
Consumer Staples	7.5%	12.1%
Energy	4.7%	5.0%
Materials	1.9%	4.6%
Utilities	0.8%	0.1%
Telecommunication Services	0.0%	2.3%
Other Assets and Liabilities	1.0%	0.0%

** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.*	4.9%
Microsoft Corp.*	3.8
Oracle Corp.*	2.6
QUALCOMM, Inc.*	2.4
Google, Inc., Class A*	2.4
Philip Morris International, Inc.*	2.3
Gilead Sciences, Inc.	2.3
International Business Machines Corp.*	2.3
Visa, Inc., Class A*	2.1
Google, Inc., Class C	2.0

Top Ten as a Group	27.1%

* Top Ten Holding at November 30, 2013.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Managers Cadence Capital Appreciation Fund
Schedule of Portfolio Investments May 31, 2014

	Shares	Value
Common Stocks - 99.0%
Consumer Discretionary - 19.7%
Delphi Automotive PLC	29,030	$2,004,812
Hanesbrands, Inc.	26,910	2,282,775
Harley-Davidson, Inc.	19,035	1,356,053
L Brands, Inc.	18,453	1,059,018
Michael Kors Holdings, Ltd.*	21,730	2,050,877
Nordstrom, Inc.	22,156	1,507,937
Omnicom Group, Inc.	29,420	2,093,233
O’Reilly Automotive, Inc.*	13,530	2,001,764
The Priceline Group, Inc.*	2,218	2,836,001
PulteGroup, Inc.	97,030	1,897,907
Scripps Networks Interactive, Inc., Class A	25,220	1,928,321
Starbucks Corp.	30,380	2,225,031
Starwood Hotels & Resorts Worldwide, Inc.	23,180	1,850,923
The TJX Cos., Inc.	27,068	1,473,853
VF Corp.	31,930	2,012,229
The Walt Disney Co.	33,769	2,836,934
Wynn Resorts, Ltd.	9,850	2,117,454
Total Consumer Discretionary		33,535,122
Consumer Staples - 7.5%
Constellation Brands, Inc., Class A*	24,230	2,038,470
CVS Caremark Corp.	39,534	3,096,303
The Hershey Co.	19,200	1,868,928
Mondelez International, Inc., Class A	43,380	1,631,956
Philip Morris International, Inc.	45,212	4,003,070
Total Consumer Staples		12,638,727
Energy - 4.7%
Anadarko Petroleum Corp.	17,215	1,770,735
Halliburton Co.	49,477	3,198,193
National Oilwell Varco, Inc.	18,917	1,548,735
Occidental Petroleum Corp.	15,350	1,530,242
Total Energy		8,047,905
Financials - 7.9%
American Tower Corp.	30,530	2,736,404
JPMorgan Chase & Co.	42,111	2,340,108
Marsh & McLennan Cos., Inc.	33,880	1,703,148
Northern Trust Corp.	31,861	1,924,404
T. Rowe Price Group, Inc.	25,118	2,047,871
Wells Fargo & Co.	52,705	2,676,360
Total Financials		13,428,295

	Shares	Value
Health Care - 13.5%
Abbott Laboratories	58,229	$2,329,742
Actavis PLC*	9,580	2,026,553
Becton, Dickinson and Co.	17,240	2,029,148
Cardinal Health, Inc.	23,233	1,640,947
Covidien PLC	20,152	1,473,313
Express Scripts Holding Co.*	31,410	2,244,873
Gilead Sciences, Inc.*	48,820	3,964,672
Johnson & Johnson	25,836	2,621,321
Medtronic, Inc.	35,590	2,172,058
Stryker Corp.	28,334	2,393,940
Total Health Care		22,896,567
Industrials - 10.4%
Alaska Air Group, Inc.	26,320	2,591,467
American Airlines Group, Inc.*	46,800	1,879,488
Chicago Bridge & Iron Co., N.V.	20,728	1,687,259
Honeywell International, Inc.	32,007	2,981,452
Ingersoll-Rand PLC	32,020	1,915,436
Parker Hannifin Corp.	14,425	1,806,443
Rockwell Automation, Inc.	16,910	2,047,463
United Parcel Service, Inc., Class B	26,380	2,740,354
Total Industrials		17,649,362
Information Technology - 32.6%
Accenture PLC, Class A	32,149	2,618,536
Adobe Systems, Inc.*	23,852	1,539,408
Apple, Inc.	13,060	8,266,980
EMC Corp.	44,991	1,194,961
F5 Networks, Inc.*	12,748	1,383,795
Facebook, Inc., Class A*	45,090	2,854,197
Google, Inc., Class A*	7,111	4,065,003
Google, Inc., Class C*	5,941	3,332,782
International Business Machines Corp.	21,247	3,917,097
Intuit, Inc.	24,403	1,934,914
MasterCard, Inc., Class A	36,600	2,798,070
Microsoft Corp.	156,478	6,406,209
Oracle Corp.	105,470	4,431,849
QUALCOMM, Inc.	51,037	4,105,927
Red Hat, Inc.*	29,761	1,491,621
Visa, Inc., Class A	16,462	3,536,531
VMware, Inc., Class A*	16,178	1,561,177
Total Information Technology		55,439,057

The accompanying notes are an integral part of these financial statements.

8

AMG Managers Cadence Capital Appreciation Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 1.9%
CF Industries Holdings, Inc.	5,061	$1,231,392
Sealed Air Corp.	57,650	1,898,415
Total Materials		3,129,807
Utilities - 0.8%
ITC Holdings Corp.	36,710	1,343,586
Total Common Stocks
(cost $137,297,866)		168,108,428

	Shares	Value
Other Investment Companies - 1.1%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $1,923,565)	1,923,565	$1,923,565
Total Investments - 100.1%
(cost $139,221,431)		170,031,993
Other Assets, less Liabilities - (0.1)%		(126,029)
Net Assets - 100.0%		$169,905,964

The accompanying notes are an integral part of these financial statements.

9

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments

For the fiscal year ended May 31, 2014, the AMG Managers Cadence Mid-Cap Fund (Institutional Class) (the “Fund”) returned 21.04%, outperforming its benchmark, the Russell Midcap® Growth Index, which returned 20.72%.

The Fund maintained its procyclical bias, emphasizing stocks that we believe stand to benefit from an improving economy, and overall this positioning served shareholders well. The Fund outperformed in the industrials and information technology sectors, adding value through stock selection. In contrast, the Fund underperformed relative to its benchmark in the health care and energy sectors. Health care was among the strongest sectors in the Russell Midcap® Growth Index, with a total return of 27.6% for the period. While our holdings returned 25.4%, we were underweighted in the sector, which contributed to the shortfall. Energy stocks showed surprising strength over the period as well, and while the Fund posted positive returns in this sector, we underperformed as a result of weak stock selection.

THE YEAR IN REVIEW

Despite finishing with double-digit, positive returns over the 12-month period, the fiscal year started on a challenging note. After gains in the early part of 2013, June marked a point of departure, with concerns over U.S. monetary policy and suspect global growth dominating the market environment. The Federal Reserve’s public comments regarding the potential and gradual winding down of current stimulus sparked widespread concern, ultimately triggering broad-based declines in risk-based and fixed income assets alike, particularly within the bond market and in equities with fixed income-like characteristics, such as utilities. Emerging markets also declined on the comments, with investors unnerved by implications of reduced central bank support in regions whose export demand had already been impacted by widespread slowdowns across Europe and China.

By the third quarter of 2013, however, the U.S. equity market had resumed its positive trajectory, with stocks on the smaller end of the market capitalization performing particularly well. Gains in the Fund came on wide participation with a range of sectors posting positive absolute returns. Strategically emphasizing cyclical stocks, the Fund benefited from an overweight position in information technology. This result was particularly rewarding, as it marked an element of Cadence’s year-long strategy that had begun to yield fruit. At the outset of 2013 we had positioned the Fund with a procyclical bias, anticipating modest U.S. economic expansion, reinvigorated capital and information technology spending, and a second half shift to emphasize high-quality cyclical growth stocks. We anticipated continued employment improvement, supportive financial conditions and on-going capital expenditure recovery. We believed a cyclical bias would be a factor in outperformance in that environment, and consequently emphasized information technology and consumer discretionary stocks in the Fund, along with other less defensive holdings. Our expectations were not fully correct, as the shift toward greater capital spending took longer than anticipated, but by the end of 2013, several significant changes had occurred that set the stage for continued advances in the Fund.

During the fourth quarter, the proverbial glass went from half empty to half full. The U.S. economic recovery accelerated in the final months of the year, finally giving the Federal Reserve enough confidence to taper its bond-buying program. This time the markets were prepared for the news and reacted positively, pushing U.S. equities higher. These exceptional returns, coupled with a negative total return on the 10-Year Treasury Note of -8.6% for 2013, lured investors out of bonds and into stocks after more than five years of net cash flows out of U.S equities.

Additionally, global economic expansion began to buoy the prospects of growth companies worldwide. In the U.S., stable-to-improving home prices continued to be a positive factor, boosting consumer confidence, encouraging consumer spending, and helping with job creation. While rising interest rates and the subsequent slowdown in refinancing activity scared some, the gentle climb in rates was actually a boon to some businesses, particularly in the financials sector. Inflation continued to be of little concern, and a perceived seamless leadership transition at the Fed coupled with resolution of the budget impasse set the stage for a healthy environment for equities into 2014.

Heading into the New Year, the Fund steadily followed the strategic course we set over a year ago — focusing on offense and tilting the Portfolio toward cyclical and secular growth stocks with reasonable valuations and long-term appreciation potential. While January and February’s record bad weather hurt companies across the U.S., and Federal Reserve Chairman Yellen’s interest rate comments caused temporary confusion, the market environment improved as the quarter progressed. By March’s thaw, the Fund’s investment thesis was playing out as expected. While investors showed a distinct preference for low-risk assets during the month of April, causing stocks — particularly those of smaller, growth-oriented companies — to decline, many of these holdings enjoyed a rebound in May. Overall, the spring equity market proved to be stronger than it has typically been in the past, in part due to the pent-up demand caused by the rough winter slowdown.

OUTLOOK

Going forward, we continue to anticipate a gradually improving economy and modestly positive returns for U.S. equities. The macroeconomic risks that have plagued the markets in recent years have receded, and we are seeing stock correlations revert to more normal levels. We believe that the global economy will be

10

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments (continued)

generally supportive of earnings growth, while continued economic confidence evidenced by a moderate increase in long-term interest rates will usher in a period where investors once again put a premium on quality, valuation, and above-average growth prospects — all hallmarks of the Fund’s investment approach.

This is not to say that the remainder of the year won’t have its challenges. Even as the S&P 500 Index continued to hit record highs, market leadership remained narrow, as evidenced by fewer new highs in individual names. At certain periods, gains were driven largely by biotechnology stocks, with many smaller, unproven companies trading at exceptionally high valuations. Frothy valuations in other pockets were also indicative of a somewhat speculative market, although these phenomena have recently diminished, if not reversed. Today, we believe companies need solid earnings growth and positive earnings revisions to enjoy stock price gains. Increased capital spending and continued expansion of the manufacturing sector will be necessary to support these advances.

Just as overall gains in the Fund came despite intermittent periods of negative performance during the fiscal year ending May 31, 2014, we expect continued volatility in the months ahead. These short-term retrenchments highlight the difficulty of “timing the market” and reinforce Cadence’s policy of staying fully invested at all times. The good news is that the U.S. economy continues to prove that it is more resilient than many expected. We believe the Fund’s cyclical and secular growth positioning, coupled with prudent sector diversification, will serve our shareholders well in the year ahead.

Thank you for your investment in the AMG Managers Cadence Mid-Cap Fund. We look forward to rewarding your continued confidence in the year ahead.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC. as of May 31,

2014 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Mid Cap Fund’s Institutional Class on May 31, 2004, compared to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

11

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Cadence Mid Cap Fund and the Russell Midcap® Growth Index for the same time periods ended May 31, 2014.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
AMG Managers Cadence Mid Cap Fund [2,3,4,5]
Investor Class	20.59%	16.97%	7.46%
Service Class	20.74%	17.13%	7.62%
Institutional Class	21.04%	17.44%	7.88%
Russell Midcap® Growth Index [6]	20.72%	20.53%	9.66%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2014. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]  The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG Managers Cadence Mid Cap Fund
Fund Snapshots (unaudited)
May 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Mid Cap Fund**	Russell Midcap® Growth Index
Consumer Discretionary	30.2%	24.1%
Industrials	16.7%	15.3%
Information Technology	14.6%	15.9%
Health Care	11.9%	13.5%
Energy	7.1%	6.8%
Financials	6.4%	9.0%
Consumer Staples	5.9%	8.2%
Materials	5.9%	6.0%
Telecommunication Services	0.0%	0.8%
Utilities	0.0%	0.4%
Other Assets and Liabilities	1.3%	0.0%

** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Tiffany & Co.*	2.3%
Alaska Air Group, Inc.	2.1
Tribune Co.*	2.0
Michael Kors Holdings, Ltd.*	2.0
Sealed Air Corp.*	2.0
Moody’s Corp.	1.9
HCA Holdings, Inc.	1.9
Analog Devices, Inc.	1.9
Hyatt Hotels Corp., Class A	1.9
American Airlines Group, Inc.	1.8

Top Ten as a Group	19.8%

* Top Ten Holding at November 30, 2013.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG Managers Cadence Mid Cap Fund
Schedule of Portfolio Investments May 31, 2014

	Shares	Value
Common Stocks - 98.7%
Consumer Discretionary - 30.2%
Brinker International, Inc.	93,640	$4,649,226
Buffalo Wild Wings, Inc.*	39,330	5,683,578
Delphi Automotive PLC	61,050	4,216,113
Dillard’s, Inc., Class A	48,530	5,471,758
The Gap, Inc.	41,425	1,707,953
Genuine Parts Co.	39,080	3,373,776
Hanesbrands, Inc.	61,740	5,237,404
Hyatt Hotels Corp., Class A*	99,700	6,097,652
Lamar Advertising Co., Class A	33,140	1,635,128
Michael Kors Holdings, Ltd.*	69,418	6,551,671
Netflix, Inc.*	10,420	4,353,789
O’Reilly Automotive, Inc.*	32,130	4,753,633
PulteGroup, Inc.	229,121	4,481,607
Scripps Networks Interactive, Inc., Class A	59,370	4,539,430
Starwood Hotels & Resorts Worldwide, Inc.	52,600	4,200,110
Starz, Class A*	110,840	3,391,704
Tiffany & Co.	74,410	7,397,098
Tribune Co.*	83,580	6,619,536
VF Corp.	85,570	5,392,621
Whirlpool Corp.	11,260	1,616,373
Williams-Sonoma, Inc.	46,560	3,115,795
Wynn Resorts, Ltd.	19,270	4,142,472
Total Consumer Discretionary		98,628,427
Consumer Staples - 5.9%
Constellation Brands, Inc., Class A*	42,810	3,601,605
The Hain Celestial Group, Inc.*	43,870	3,979,886
Mead Johnson Nutrition Co.	64,930	5,809,287
Molson Coors Brewing Co., Class B	88,310	5,804,616
Total Consumer Staples		19,195,394
Energy - 7.1%
Cameron International Corp.*	53,380	3,413,651
Chesapeake Energy Corp.	164,440	4,722,717
Oceaneering International, Inc.	79,870	5,754,633
Range Resources Corp.	64,510	5,996,205
Whiting Petroleum Corp.*	44,620	3,205,947
Total Energy		23,093,153
Financials - 6.4%
Extra Space Storage, Inc.	51,950	2,719,583
Genworth Financial, Inc., Class A*	288,160	4,895,838

	Shares	Value
McGraw-Hill Financial, Inc.	42,210	$3,451,512
Moody’s Corp.	74,610	6,382,139
SunTrust Banks, Inc.	89,840	3,442,669
Total Financials		20,891,741
Health Care - 11.9%
Actavis PLC*	23,610	4,994,459
Alexion Pharmaceuticals, Inc.*	28,990	4,821,617
Alkermes PLC*	73,290	3,357,415
AmerisourceBergen Corp.	47,200	3,454,096
Cardinal Health, Inc.	63,670	4,497,012
CR Bard, Inc.	23,280	3,443,345
HCA Holdings, Inc.*	115,470	6,118,755
Henry Schein, Inc.*	28,440	3,402,846
St Jude Medical, Inc.	74,910	4,861,659
Total Health Care		38,951,204
Industrials - 16.7%
AerCap Holdings N.V.*	62,570	2,949,550
Alaska Air Group, Inc.	70,930	6,983,768
American Airlines Group, Inc.*	150,580	6,047,293
Crane Co.	61,660	4,569,623
Delta Air Lines, Inc.	115,450	4,607,610
Dover Corp.	52,060	4,538,591
Equifax, Inc.	62,430	4,419,420
Hertz Global Holdings, Inc.*	155,090	4,578,257
IDEX Corp.	32,070	2,459,128
Old Dominion Freight Line, Inc.*	76,420	4,887,823
Pitney Bowes, Inc.	195,290	5,395,863
Rockwell Automation, Inc.	26,200	3,172,296
Total Industrials		54,609,222
Information Technology - 14.6%
Akamai Technologies, Inc.*	73,280	3,982,035
Alliance Data Systems Corp.*	18,050	4,621,702
Analog Devices, Inc.	116,430	6,098,603
Avago Technologies, Ltd.	38,160	2,696,767
F5 Networks, Inc.*	28,373	3,079,889
IAC/InterActiveCorp	53,620	3,550,180
Intuit, Inc.	53,810	4,266,595
NXP Semiconductor N.V.*	91,670	5,692,707
SanDisk Corp.	41,140	3,975,358
Skyworks Solutions, Inc.	129,470	5,607,346

The accompanying notes are an integral part of these financial statements.

14

AMG Managers Cadence Mid Cap Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 14.6% (continued)
Vantiv, Inc., Class A*	130,560	$4,046,054
Total Information Technology		47,617,236
Materials - 5.9%
International Flavors & Fragrances, Inc.	42,410	4,209,617
The Scotts Miracle-Gro Co., Class A	52,000	3,117,400
Sealed Air Corp.	194,760	6,413,447
Sigma-Aldrich Corp.	57,110	5,627,048
Total Materials		19,367,512
Total Common Stocks (cost $291,446,193)		322,353,889

	Shares	Value
Other Investment Companies - 1.7%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $5,709,465)	5,709,465	$5,709,465
Total Investments - 100.4% (cost $297,155,658)		328,063,354
Other Assets, less Liabilities - (0.4)%		(1,432,013)
Net Assets - 100.0%		$326,631,341

The accompanying notes are an integral part of these financial statements.

15

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments

For the fiscal year ended May 31, 2014, the AMG Managers Cadence Emerging Companies Fund (the Fund) returned 14.62%, lagging its benchmark, the Russell Microcap® Growth Index, which returned 19.53%.

The Fund maintained its procyclical bias, emphasizing stocks that we believe stand to benefit from an improving economy, and overall this positioning served shareholders well. The Fund outperformed in the consumer discretionary, energy and the financials sectors, adding value through a combination of stock selection and sector allocation. Weak stock selection in the information technology and health care sectors were the primary detractors from Fund performance. A deliberate underallocation to biotechnology stocks also hurt relative performance. The Fund did have good stock selection in the biotechnology industry, but this was mostly offset by the negative impact of the underweight. With their high valuations and unproven earnings growth, Cadence typically underweights this high-risk area of the health care sector — a discipline that has benefited shareholders over the long term.

THE YEAR IN REVIEW

Despite finishing with solid double-digit, positive returns over the 12-month period, the fiscal year started on a challenging note. After gains in the early part of 2013, June marked a point of departure, with concerns over U.S. monetary policy and suspect global growth dominating the market environment. The Federal Reserve’s public comments regarding the potential and gradual winding down of current stimulus sparked widespread concern, ultimately triggering broad-based declines in risk-based and fixed income assets alike, particularly within the bond market and in equities with fixed income-like characteristics, such as utilities. Emerging markets also declined on the comments, with investors unnerved by implications of reduced central bank support in regions whose export demand had already been impacted by widespread slowdowns across Europe and China.

By the third quarter of 2013, however, the U.S. equity market had resumed its positive trajectory, with stocks on the smaller end of the market capitalization performing particularly well. Gains in the Fund came on wide participation with a range of sectors posting positive absolute returns. Strategically emphasizing cyclical growth stocks, the Fund benefited from strong stock selection in industrials and energy. This result was particularly rewarding, as it marked an element of Cadence’s year-long strategy that had begun to yield fruit. At the outset of 2013, we had positioned the Fund with a procyclical bias, anticipating modest U.S. economic expansion, reinvigorated capital and information technology spending, and a second half shift to emphasize high-quality cyclical growth stocks. We anticipated continued employment improvement, supportive financial conditions and on-going capital expenditure recovery. We believed a cyclical bias would be a factor in outperformance in that environment, and consequently emphasized information technology and consumer discretionary stocks in the Fund, along with other less defensive holdings. Our expectations were not fully correct, as the shift toward greater capital spending took longer than anticipated, but by the end of 2013, several significant changes had occurred that set the stage for continued advances in the Fund.

During the fourth quarter, the proverbial glass went from half empty to half full. The U.S. economic recovery accelerated in the final months of the year, finally giving the Federal Reserve enough confidence to taper its bond-buying program. This time the markets were prepared for the news and reacted positively, pushing U.S. equities higher. These exceptional returns, coupled with a negative total return on the 10-Year Treasury Note of -8.6% for 2013, lured investors out of bonds and into stocks after more than five years of net cash flows out of U.S. equities.

Additionally, global economic expansion began to buoy the prospects of growth companies worldwide. In the U.S., stable-to-improving home prices continued to be a positive factor, boosting consumer confidence, encouraging consumer spending and helping with job creation. While rising interest rates and the subsequent slowdown in refinancing activity scared some, the gentle climb in rates was actually a boon to some businesses, particularly in the financials sector. Inflation continued to be of little concern, and a perceived seamless leadership transition at the Fed coupled with resolution of the budget impasse set the stage for a healthy environment for equities into 2014.

Heading into the New Year, the Fund steadily followed the strategic course we set over a year ago — focusing on offense and tilting the Portfolio toward cyclical and secular growth stocks with reasonable valuations and long-term appreciation potential. While January and February’s record bad weather hurt companies across the U.S., and Federal Reserve Chairman Yellen’s interest rate comments caused temporary confusion, the market environment improved as the quarter progressed. By March’s thaw, the Fund’s investment thesis was playing out as expected. While investors showed a distinct preference for low-risk assets during the month of April, causing stocks — particularly those of smaller, growth-oriented companies — to decline, many of these holdings enjoyed a rebound in May. Overall, the spring equity market proved to be stronger than it has typically been in the past, in part due to the pent-up demand caused by the rough winter slowdown

OUTLOOK

Going forward, we continue to anticipate a gradually improving economy and modestly positive returns for U.S. equities. The macroeconomic risks that have plagued the markets in recent years have receded, and we are seeing stock correlations revert to more normal levels. We believe that the global economy will be generally supportive of earnings growth, while continued economic confidence evidenced by a moderate increase in long-term interest rates will usher in a period where investors once again put a premium on quality, valuation and above-average

16

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments (continued)

growth prospects — all hallmarks of the Fund’s investment approach.

This is not to say that the remainder of the year won’t have its challenges. Even as the S&P 500 Index continued to hit record highs, market leadership remained narrow, as evidenced by fewer new highs in individual names. At certain periods, gains were driven largely by biotechnology stocks, with many smaller, unproven companies trading at exceptionally high valuations. Frothy valuations in other pockets were also indicative of a somewhat speculative market, although these phenomena have recently diminished, if not reversed. Today, we believe companies need solid earnings growth and positive earnings revisions to enjoy stock price gains. Increased capital spending and continued expansion of the manufacturing sector will be necessary to support these advances.

Just as overall gains in the Fund came despite intermittent periods of negative performance during the fiscal year ending May 31, 2014, we expect continued volatility in the months ahead.

These short-term retrenchments highlight the difficulty of “timing the market” and reinforce Cadence’s policy of staying fully invested at all times. The good news is that the U.S. economy continues to prove that it is more resilient than many expected. We believe the Fund’s cyclical and secular growth positioning, coupled with prudent sector diversification, will serve our shareholders well in the year ahead.

Thank you for your investment in the AMG Managers Cadence Emerging Companies Fund. We look forward to rewarding your continued confidence in the year ahead.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC as of May 31, 2014 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Emerging Companies Fund’s Institutional Class on May 31, 2004, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

17

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Cadence Emerging Companies Fund and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time periods ended May 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Cadence Emerging Companies Fund [2,3,4,5]
Institutional Class	14.62%	22.18%	8.07%
Service Class[6]	14.38%	21.87%	7.79%
Russell Microcap® Growth Index[7]	19.53%	19.64%	6.40%
Russell 2000® Growth Index[8]	16.71%	19.82%	8.74%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2014. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]  The Fund is subject to risks associated with investments in small-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]  As of October 1, 2013, the Fund’s Administrative Class Shares were renamed Service Class Shares.

[7]  The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[8]  The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Growth Index and Russell 2000® Growth Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

18

AMG Managers Cadence Emerging Companies Fund
Fund Snapshots (unaudited) May 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Emerging Companies Fund**	Russell Microcap® Growth Index	Russell 2000® Growth Index
Health Care	19.8%	35.2%	21.4%
Consumer Discretionary	18.7%	14.5%	15.7%
Information Technology	17.4%	18.9%	24.4%
Industrials	15.9%	11.7%	15.5%
Financials	9.5%	5.5%	7.5%
Consumer Staples	7.4%	3.0%	5.1%
Energy	6.0%	3.4%	4.2%
Materials	2.4%	3.9%	5.2%
Telecommunication Services	1.7%	3.4%	0.9%
Utilities	0.0%	0.5%	0.1%
Other Assets and Liabilities	1.2%	0.0%	0.0%

** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
HFF, Inc., Class A	1.6%
Cambrex Corp.	1.5
Synergy Resources Corp.	1.4
Franklin Covey Co.*	1.4
Carriage Services, Inc.	1.4
Marten Transport, Ltd.	1.4
Reis, Inc.*	1.3
Comfort Systems USA, Inc.	1.3
Revlon, Inc., Class A	1.3
Jones Energy, Inc., Class A	1.3

Top Ten as a Group	13.9%

*	Top Ten Holding at November 30, 2013.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

AMG Managers Cadence Emerging Companies Fund
Schedule of Portfolio Investments May 31, 2014

	Shares	Value
Common Stocks - 98.8%
Consumer Discretionary - 18.7%
Carmike Cinemas, Inc.*	14,990	$515,656
Carriage Services, Inc.	32,510	597,209
Cavco Industries, Inc.*	6,200	475,974
Christopher & Banks Corp.*	64,640	440,845
Chuy’s Holdings, Inc.*	12,010	392,367
Citi Trends, Inc.*	27,240	549,158
Crown Crafts, Inc.	44,462	370,813
Del Frisco’s Restaurant Group, Inc.*	15,990	431,890
Denny’s Corp.*	76,320	496,080
Gentherm, Inc.*	13,280	546,206
Haverty Furniture Cos., Inc.	8,050	201,492
Malibu Boats, Inc., Class A*	20,960	415,427
MarineMax, Inc.*	30,561	491,115
Motorcar Parts of America, Inc.*	19,010	452,818
Nutrisystem, Inc.	26,880	443,520
Superior Uniform Group, Inc.	23,740	367,970
Tower International, Inc.*	12,100	370,744
Winnebago Industries, Inc.*	19,540	483,810
Total Consumer Discretionary		8,043,094
Consumer Staples - 7.4%
Farmer Bros Co.*	21,270	421,571
Inventure Foods, Inc.*	35,130	432,099
Natural Grocers by Vitamin Cottage, Inc.*	10,130	210,603
Orchids Paper Products Co.	15,890	479,084
The Pantry, Inc.*	32,420	547,574
Revlon, Inc., Class A*,2	18,080	569,882
WD-40 Co.	6,980	503,747
Total Consumer Staples		3,164,560
Energy - 6.0%
Jones Energy, Inc., Class A*	31,840	557,837
Knightsbridge Tankers, Ltd.	35,910	475,448
Synergy Resources Corp.*	51,270	601,910
VAALCO Energy, Inc.*	61,940	402,610
Willbros Group, Inc.*	44,142	536,767
Total Energy		2,574,572
Financials - 9.5%
Bryn Mawr Bank Corp.	18,500	525,585
HCI Group, Inc.	10,570	409,799
HFF, Inc., Class A	21,290	688,093

	Shares	Value
JMP Group, Inc.	65,390	$425,035
Ladenburg Thalmann Financial Services, Inc.*	135,988	412,044
Preferred Bank*	17,680	398,330
Pzena Investment Management, Inc., Class A	44,640	458,453
Silvercrest Asset Management Group, Inc.,
Class A	20,179	351,316
United Insurance Holdings Corp.	23,774	419,611
Total Financials		4,088,266
Health Care - 19.8%
Addus HomeCare Corp.*	19,470	443,137
AngioDynamics, Inc.*	26,970	386,480
Antares Pharma, Inc.*	116,980	345,091
Cambrex Corp.*	29,470	633,310
Cara Therapeutics, Inc.*,2	14,840	204,495
Depomed, Inc.*	31,130	371,381
Dyax Corp.*	42,980	354,585
Dynavax Technologies Corp.*	253,530	365,083
Enanta Pharmaceuticals, Inc.*,2	12,280	466,394
Exact Sciences Corp.*	17,440	235,091
Harvard Bioscience, Inc.*	90,440	372,613
Horizon Pharma, Inc.*	23,590	334,742
Inogen, Inc.*	19,930	334,425
KYTHERA Biopharmaceuticals, Inc.*	4,130	138,231
MGC Diagnostics Corp.*	29,521	269,232
Novavax, Inc.*	39,430	185,715
Orexigen Therapeutics, Inc.*,2	34,220	221,061
Psychemedics Corp.	28,630	436,035
Repligen Corp.*	22,177	426,685
Sharps Compliance Corp.*	63,896	251,111
Simulations Plus, Inc.	63,427	386,270
Sucampo Pharmaceuticals, Inc., Class A*	60,750	441,653
Tandem Diabetes Care, Inc.*	26,640	432,634
US Physical Therapy, Inc.	14,330	480,485
Total Health Care		8,515,939
Industrials - 15.9%
American Woodmark Corp.*	14,420	397,559
ARC Document Solutions, Inc.*	57,512	356,574
Ceco Environmental Corp.	33,451	479,018
Cenveo, Inc.*	143,250	439,778
Comfort Systems USA, Inc.	34,720	572,880
Franklin Covey Co.*	27,568	599,604
The Gorman-Rupp Co.	13,450	426,500

The accompanying notes are an integral part of these financial statements.

20

AMG Managers Cadence Emerging Companies Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 15.9% (continued)
Insteel Industries, Inc.	27,160	$533,151
Marten Transport, Ltd.	24,790	597,191
PGT, Inc.*	26,028	224,101
Quality Distribution, Inc.*	30,780	442,924
Stock Building Supply Holdings, Inc.*	20,460	391,604
Sun Hydraulics Corp.	11,780	434,918
Twin Disc, Inc.	13,656	443,137
US Ecology, Inc.	9,870	487,578
Total Industrials		6,826,517
Information Technology - 17.4%
Ambarella, Inc.*,[2]	7,420	192,475
American Software, Inc., Class A	45,560	437,832
Blucora, Inc.*	20,360	386,229
Brightcove, Inc.*	44,050	417,154
Datawatch Corp.*	17,330	261,856
Edgewater Technology, Inc.*	37,656	291,457
eGain Corp.*,2	23,530	154,592
Information Services Group, Inc.*	92,087	472,406
Inphi Corp.*	30,115	453,532
Integrated Silicon Solution, Inc.*	29,330	411,793
IXYS Corp.	40,410	457,037
Lionbridge Technologies, Inc.*	75,680	426,078
Marchex, Inc., Class B	52,151	538,720
NetSol Technologies, Inc.*	39,188	153,617
Perficient, Inc.*	27,830	490,921
Qualys, Inc.*	22,790	538,756
Reis, Inc.*	31,120	574,164
SciQuest, Inc.*	24,235	410,299
Zix Corp.*	127,610	421,113
Total Information Technology		7,490,031

	Shares	Value
Materials - 2.4%
Horsehead Holding Corp.*	29,520	$489,442
Neenah Paper, Inc.	11,160	544,385
Total Materials		1,033,827
Telecommunication Services - 1.7%
8x8, Inc.*	41,990	315,765
inContact, Inc.*	48,865	413,887
Total Telecommunication Services		729,652
Total Common Stocks
(cost $38,849,157)		42,466,458

	Principal Amount

Short-Term Investments - 3.2%
Repurchase Agreements - 1.9%[3]
HSBC Securities USA, Inc., dated 05/30/14, due 06/02/14, 0.080%, total to be received $829,411(collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 06/01/18 - 01/01/53,totaling $845,994)	$829,405	829,405

	Shares

Other Investment Companies - 1.3%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	564,169	564,169
Total Short-Term Investments
(cost $1,393,574)		1,393,574
Total Investments - 102.0%
(cost $40,242,731)		43,860,032
Other Assets, less Liabilities - (2.0)%		(857,191)
Net Assets - 100.0%		$43,002,841

The accompanying notes are an integral part of these financial statements.
21

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2014, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Managers Cadence Capital Appreciation Fund	$141,032,875	$29,314,715	$(315,597)	$28,999,118
AMG Managers Cadence Mid Cap Fund	297,955,649	31,740,528	(1,632,823)	30,107,705
AMG Managers Cadence Emerging Companies Fund	40,322,521	6,089,347	(2,551,836)	3,537,511

* Non-income producing security.

[1]	Yield shown represents the May 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of May 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG Managers Cadence Emerging Companies Fund	803,041	1.9%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

As of May 31, 2014, the investments in AMG Managers Cadence Capital Appreciation Fund and AMG Managers Cadence Mid Cap Fund were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of May 31, 2014: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Cadence Emerging Companies
Investments in Securities
Common Stocks†	$42,466,458	—	—	$42,466,458
Short-Term Investments
Repurchase Agreements	—	$829,405	—	829,405
Other Investment Companies	564,169	—	—	564,169

Total Investments in Securities	$43,030,627	$829,405	—	$43,860,032

† All common stocks held in the Fund are level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of May 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

22

Statement of Assets and Liabilities
May 31, 2014

	AMG Managers Cadence Capital Appreciation Fund	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Assets:
Investments at value* (including securities on loan valued at $0, $0, and $803,041, respectively)	$170,031,993	$328,063,354	$43,860,032
Receivable for investments sold	—	—	153,670
Dividends, interest and other receivables	213,013	409,657	22,108
Receivable from affiliate	4,180	7,902	11,050
Receivable for Fund shares sold	3,733	340,565	3,726
Prepaid expenses	18,115	13,895	11,215
Total assets	170,271,034	328,835,373	44,061,801
Liabilities:
Payable upon return of securities loaned	—	—	829,405
Payable for investments purchased	—	1,482,879	151,961
Payable for Fund shares repurchased	175,123	410,230	7,177
Accrued expenses:
Investment management and advisory fees	63,878	125,342	45,304
Administrative fees	35,488	69,634	9,061
Distribution fees - Investor Class	17,060	25,571	n/a
Shareholder servicing fees - Investor Class	10,236	15,343	n/a
Shareholder servicing fees - Service Class	9,398	6,940	—
Trustees fees and expenses	2,211	3,215	440
Other	51,676	64,878	15,612
Total liabilities	365,070	2,204,032	1,058,960

Net Assets	$169,905,964	$326,631,341	$43,002,841
Net Assets Represent:
Paid-in capital	$222,239,935	$276,002,808	$67,052,376
Undistributed net investment income (loss)	486,418	12,618	(79,021)
Accumulated net realized gain (loss) from investments	(83,630,951)	19,708,219	(27,587,815)
Net unrealized appreciation of investments	30,810,562	30,907,696	3,617,301
Net Assets	$169,905,964	$326,631,341	$43,002,841
* Investments at cost	$139,221,431	$297,155,658	$40,242,731

The accompanying notes are an integral part of these financial statements.

23

Statement of Assets and Liabilities (continued)

	AMG Managers Cadence Capital Appreciation Fund	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Investor Class:
Net Assets	$81,866,098	$122,496,649	n/a
Shares outstanding	3,477,726	3,586,917	n/a
Net asset value, offering and redemption price per share	$23.54	$34.15	n/a
Service Class:
Net Assets	$42,245,246	$33,215,133	$3,539,591
Shares outstanding	1,779,303	947,814	115,308
Net asset value, offering and redemption price per share	$23.74	$35.04	$30.70
Institutional Class:
Net Assets	$45,794,620	$170,919,559	$39,463,250
Shares outstanding	1,873,580	4,690,168	1,195,775
Net asset value, offering and redemption price per share	$24.44	$36.44	$33.00

The accompanying notes are an integral part of these financial statements.

24

Statement of Operations
For the fiscal year ended May 31, 2014

	AMG Managers Cadence Capital Appreciation Fund	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Investment Income:
Dividend income	$3,031,938 [1]	$3,662,692 [2]	$299,769 [3]
Securities Lending fees	276	111,579	4,239
Interest income	—	70	31
Foreign withholding tax	(631)	—	—
Total investment income	3,031,583	3,774,341	304,039
Expenses:
Investment management and advisory fees	812,330	1,589,936	566,474
Administrative fees	451,294	883,297	113,295
Distribution fees - Investor Class	211,407	321,973	n/a
Shareholder servicing fees - Investor Class	126,844	193,184	n/a
Shareholder servicing fees - Service Class	145,684	97,264	8,611
Registration fees	53,414	48,315	32,291
Professional fees	47,867	53,042	25,665
Transfer agent	47,065	61,061	2,312
Reports to shareholders	36,925	50,329	3,806
Custodian	17,261	24,364	7,207
Extraordinary expense	11,979	26,698	4,248
Trustees fees and expenses	7,949	14,344	1,227
Miscellaneous	9,609	11,479	1,845
Total expenses before offsets/reductions	1,979,628	3,375,286	766,981
Expense reimbursements	(182,232)	(191,090)	(110,603)
Expense reductions	(71,757)	(54,642)	(23,318)
Net expenses	1,725,639	3,129,554	633,060

Net investment income (loss)	1,305,944	644,787	(329,021)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	17,677,791	61,304,157	7,950,821
Net change in unrealized appreciation (depreciation) of investments	13,567,273	4,098,746	(1,795,923)
Net realized and unrealized gain	31,245,064	65,402,903	6,154,898

Net increase in net assets resulting from operations	$32,551,008	$66,047,690	$5,825,877

1 Includes non-recurring dividends of $65,551.

2 Includes non-recurring dividends of $74,763.

3 Includes non-recurring dividends of $40,955.

The accompanying notes are an integral part of these financial statements.

25

Statements of Changes in Net Assets
For the fiscal year ended May 31,

	AMG Managers Cadence Capital Appreciation Fund		AMG Managers Cadence Mid Cap Fund		AMG Managers Cadence Emerging Companies Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$1,305,944	$2,492,656	$644,787	$1,667,585	$(329,021)	$(25,432)
Net realized gain on investments	17,677,791	46,066,281	61,304,157	65,004,682	7,950,821	4,523,834
Net change in unrealized appreciation (depreciation) of investments	13,567,273	17,319,273	4,098,746	9,979,286	(1,795,923)	5,449,458
Net increase in net assets resulting from operations	32,551,008	65,878,210	66,047,690	76,651,553	5,825,877	9,947,860
Distributions to Shareholders: From net investment income:
Investor Class	(383,057)	(2,298,215)	—	(267,485)	n/a	n/a
Service Class[1]	(461,023)	(313,075)	—	(162,242)	—	n/a
Institutional Class	(368,513)	(416,810)	(450,094)	(1,068,302)	—	—
Total distributions to shareholders	(1,212,593)	(3,028,100)	(450,094)	(1,498,029)	—	—
Capital Share Transactions:[2]
Net decrease from capital share transactions	(42,122,270)	(525,614,424)	(162,202,847)	(189,750,536)	(2,129,263)	(8,029,981)

Total increase (decrease) in net assets	(10,783,855)	(462,764,314)	(96,605,251)	(114,597,012)	3,696,614	1,917,879
Net Assets:
Beginning of year	180,689,819	643,454,133	423,236,592	537,833,604	39,306,227	37,388,348
End of year	$169,905,964	$180,689,819	$326,631,341	$423,236,592	$43,002,841	$39,306,227
End of year undistributed net investment income (loss)	$486,418	$394,774	$12,618	$(287,097)	$(79,021)	$(40,908)

1 Effective October 1, 2013, all Administrative Class shares were renamed Service Class shares.

2 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

26

AMG Managers Cadence Capital Appreciation Fund Financial Hig hlights
For a share outstanding throughout each fiscal period

				For the period
	For the fiscal year ended May 31,			from July 1, 2010,		For the fiscal year ended June 30,
Investor Class	2014	2013	2012	May 31, 2011		2010	2009
Net Asset Value, Beginning of Period	$19.78	$16.59	$17.57	$13.34		$11.91	$18.14
Income from Investment Operations:
Net investment income[1]	0.13 [17]	0.15 [4]	0.04	0.04		0.03	0.04
Net realized and unrealized gain (loss) on investments[1]	3.73	3.17	(1.01)	4.26		1.43	(6.27)
Total from investment operations	3.86	3.32	(0.97)	4.30		1.46	(6.23)
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.13)	(0.01)	(0.07)		(0.03)	(0.00)#
Net Asset Value, End of Period	$23.54	$19.78	$16.59	$17.57		$13.34	$11.91 [5]
Total Return[2]	19.53%	20.12%	(5.50)%	32.23%[6,15]		12.23%	(34.34)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.09%[7]	1.12%[8]	1.11%	1.10%[16]		1.11%	1.11%
Ratio of expenses to average net assets (with offsets)	1.13%[7]	1.14%[8]	1.12%	1.11%[16]		1.11%	1.11%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%[7]	1.23%[8]	1.21%	1.16%[16]		1.11%	1.11%
Ratio of net investment income to average net assets[2]	0.59%[7]	0.81%[8]	0.21%	0.30%[16]		0.24%	0.26%
Portfolio turnover	52%	79%	163%	75%[6]		103%	154%
Net assets at end of period (000’s omitted)	$81,866	$87,419	$68,310	$110,903		$108,395	$157,543

				For the period
	For the fiscal year ended May 31,			from July 1, 2010,		For the fiscal year ended June 30,
Service Class	2014	2013	2012	to May 31, 2011		2010	2009
Net Asset Value, Beginning of Period	$19.99	$16.71	$17.67	$13.40		$11.98	$18.22
Income from Investment Operations:
Net investment income[1]	0.16 [17]	0.14 [4]	0.06	0.06		0.05	0.06
Net realized and unrealized gain (loss) on investments[1]	3.76	3.24	(1.01)	4.29		1.43	(6.29)
Total from investment operations	3.92	3.38	(0.95)	4.35		1.48	(6.23)
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.10)	(0.01)	(0.08)		(0.06)	(0.01)
Net Asset Value, End of Period	$23.74	$19.99	$16.71	$17.67		$13.40	$11.98 [5]
Total Return[2]	19.63%[9]	20.31%[9]	(5.38)%	32.47	%6,[15]	12.43%	(34.26)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	0.94%[7]	0.95%[8]	0.96%	0.96%[16]		0.96%	0.96%
Ratio of expenses to average net assets (with offsets)	0.98%[7]	0.97%[8]	0.97%	0.96%[16]		0.96%	0.96%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.08%[7]	1.06%[8]	1.06%	1.02%[16]		0.99%	0.96%
Ratio of net investment income to average net assets[2]	0.74%[7]	0.76%[8]	0.34%	0.43%[16]		0.39%	0.45%
Portfolio turnover	52%	79%	163%	75%[6]		103%	154%
Net assets at end of period (000’s omitted)	$42,24 [5]	$55,735	$67,536	$143,233		$199,889	$245,686

27

AMG Managers Cadence Capital Appreciation Fund
Financial Highlights For a share outstanding throughout each fiscal period

				For the period
	For the fiscal year ended May 31,			from July 1, 2010,	For the fiscal year ended June 30,
Institutional Class	2014	2013	2012	to May 31, 2011	2010	2009
Net Asset Value, Beginning of Period	$20.57	$17.21	$18.24	$13.84	$12.36	$18.79
Income from Investment Operations:
Net investment income[1]	0.22 [17]	0.18 [4]	0.10	0.10	0.09	0.10
Net realized and unrealized gain (loss) on investments[1]	3.88	3.34	(1.03)	4.42	1.48	(6.51)
Total from investment operations	4.10	3.52	(0.93)	4.52	1.57	(6.41)
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.16)	(0.10)	(0.12)	(0.09)	(0.02)
Net Asset Value, End of Period	$24.44	$20.57	$17.21	$18.24	$13.84	$12.36 [5]
Total Return[2]	19.96%	20.57%	(5.10)%	32.73%[6,15]	12.67%	(34.08)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	0.69%[7]	0.70%[8]	0.71%	0.71%[16]	0.71%	0.71%
Ratio of expenses to average net assets (with offsets)	0.73%[7]	0.72%[8]	0.72%	0.71%[16]	0.71%	0.71%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.83%[7]	0.81%[8]	0.81%	0.77%[16]	0.71%	0.71%
Ratio of net investment income to average net assets[2]	1.00%[7]	1.00%[8]	0.58%	0.69%[16]	0.62%	0.71%
Portfolio turnover	52%	79%	163%	75%[6]	103%	154%
Net assets at end of period (000’s omitted)	$45,795	$37,536	$85,338	$178,990	$187,350	$276,437

28

AMG Managers Cadence Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal period

				For the period
	For the fiscal year ended May 31,			from July 1, 2010,	For the fiscal year ended June 30,
Investor Class	2014	2013	2012	to May, 2011	2010	2009
Net Asset Value, Beginning of Period	$28.32	$24.10	$26.29	$18.23	$15.57	$25.56
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)[17]	0.03 [4]	(0.06)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments[1]	5.85	4.23	(2.13)	8.10	2.69	(9.96)
Total from investment operations	5.83	4.26	(2.19)	8.09	2.66	(9.99)
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	—	(0.03)	—	—
Net Asset Value, End of Period	$34.15	$28.32	$24.10	$26.29	$18.23	$15.57 [10]
Total Return[2]	20.59%	17.70%	(8.33)%	44.38%[6,15]	17.08%	(39.08)%[10]
Ratio of net expenses to average net assets (with offsets/reductions)	1.11%[11]	1.13%[12]	1.11%	1.10%[16]	1.11%	1.11%
Ratio of expenses to average net assets (with offsets)	1.13%[11]	1.14%[12]	1.12%	1.11%[16]	1.11%	1.11%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.18%[11]	1.21%[12]	1.20%	1.18%[16]	1.11%	1.11%
Ratio of net investment income (loss) to average net assets[2]	(0.05)%[11]	0.13%[12]	(0.25)%	(0.05)%[16]	(0.14)%	(0.20)%
Portfolio turnover	203%	121%	127%	85%[6]	107%	148%
Net assets at end of period (000’s omitted)	$122,497	$163,088	$138,115	$174,948	$155,574	$175,461

				For the period
	For the fiscal year ended May 31,			from July 1, 2010,	For the fiscal year ended June 30,
Service Class	2014	2013	2012	to May 31, 2011	2010	2009
Net Asset Value, Beginning of Period	$29.02	$24.67	$26.87	$18.61	$15.88	$26.02
Income from Investment Operations:
Net investment income (loss)[1]	0.05 [17]	0.08 [4]	(0.02)	0.02	0.00 #	(0.01)
Net realized and unrealized gain (loss) on investments[1]	5.97	4.32	(2.18)	8.28	2.73	(10.13)
Total from investment operations	6.02	4.40	(2.20)	8.30	2.73	(10.14)
Less Distributions to Shareholders from:
Net investment income	—	(0.05)	—	(0.04)	—	—
Net Asset Value, End of Period	$35.04	$29.02	$24.67	$26.87	$18.61	$15.88 [10]
Total Return[2]	20.74%	17.88%	(8.19)%	44.60%[6,15]	17.19%	(38.97)%[10]
Ratio of net expenses to average net assets (with offsets/reductions)	0.96%[11]	0.98%[12]	0.96%	0.94%[16]	0.96%	0.96%
Ratio of expenses to average net assets (with offsets)	0.98%[11]	0.99%[12]	0.97%	0.96%[16]	0.96%	0.96%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.03%[11]	1.06%[12]	1.05%	1.02%[16]	0.99%	0.96%
Ratio of net investment income (loss) to average net assets[2]	0.15%[11]	0.32%[12]	(0.09)%	0.11%[16]	0.01%	(0.04)%
Portfolio turnover	203%	121%	127%	85%[6]	107%	148%
Net assets at end of period (000’s omitted)	$33,215	$65,393	$92,851	$129,964	$130,157	$129,640

29

AMG Managers Cadence Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal period

				For the period from July 1, 2010, to May 31, 2011

	For the fiscal year ended May 31,				For the fiscal year ended June 30,
Institutional Class	2014	2013	2012		2010	2009
Net Asset Value, Beginning of Period	$30.18	$25.66	$27.88	$19.32	$16.44	$26.87
Income from Investment Operations:
Net investment income[1]	0.12 [17]	0.15 [4]	0.04	0.08	0.05	0.04
Net realized and unrealized gain (loss) on investments[1]	6.23	4.50	(2.26)	8.58	2.83	(10.47)
Total from investment operations	6.35	4.65	(2.22)	8.66	2.88	(10.43)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.13)	—	(0.10)	—	—
Net Asset Value, End of Period	$36.44	$30.18	$25.66	$27.88	$19.32	$16.44 [10]
Total Return[2]	21.04%	18.20%	(7.96)%	44.87%[6,15]	17.52%	(38.82)%[10]
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%[11]	0.73%[12]	0.71%	0.70%[16]	0.71%	0.71%
Ratio of expenses to average net assets (with offsets)	0.73%[11]	0.74%[12]	0.72%	0.71%[16]	0.71%	0.71%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.78%[11]	0.81%[12]	0.80%	0.78%[16]	0.74%	0.71%
Ratio of net investment income to average net assets[2]	0.35%[11]	0.56%[12]	0.15%	0.36%[16]	0.26%	0.21%
Portfolio turnover	203%	121%	127%	85%[6]	107%	148%
Net assets at end of period (000’s omitted)	$170,920	$194,755	$234,346	$299,909	$292,232	$312,484

30

AMG Managers Cadence Emerging Companies Fund
Financial Highlights
For a share outstanding throughout each fiscal period

				For the period from July 1, 2010, to May 31, 2011
	For the fiscal year ended May 31,				For the fiscal year ended June 30,
Service Class	2014	2013	2012		2010	2009
Net Asset Value, Beginning of Period	$26.84	$20.39	$21.88	$13.73	$11.72	$16.32
Income from Investment Operations:
Net investment loss[1]	(0.29)[17]	(0.07)[4]	(0.24)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments[1]	4.15	6.52	(1.25)	8.27	2.13	(4.49)
Total from investment operations	3.86	6.45	(1.49)	8.15	2.01	(4.60)
Net Asset Value, End of Period	$30.70	$26.84	$20.39	$21.88	$13.73	$11.72
Total Return[2]	14.38%	31.63%	(6.81)%	59.36%[6,15]	17.15%	(28.19)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.61%[13]	1.63%[14]	1.60%	1.66%[16]	1.67%	1.67%
Ratio of expenses to average net assets (with offsets)	1.66%[13]	1.68%[14]	1.66%	1.67%[16]	1.67%	1.67%
Ratio of total expenses to average net assets (withoutoffsets/reductions)[3]	1.90%[13]	1.99%[14]	1.98%	1.92%[16]	1.80%	1.67%
Ratio of net investment loss to average net assets[2]	(0.94)%[13]	(0.31)%[14]	(1.16)%	(0.71)%[16]	(0.90)%	(0.91)%
Portfolio turnover	127%	101%	120%	93%[6]	129%	142%
Net assets at end of period (000’s omitted)	$3,540	$3,184	$2,505	$4,706	$1,830	$13,866

				For the period from July 1, 2010,
	For the fiscal year ended May 31,				For the fiscal year ended June 30,
Institutional Class	2014	2013	2012	to May 31, 2011	2010	2009
Net Asset Value, Beginning of Period	$28.80	$21.81	$23.35	$14.62	$12.44	$17.28
Income from Investment Operations:
Net investment loss[1]	(0.23)[17]	(0.01)[4]	(0.20)	(0.04)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments[1]	4.43	7.00	(1.34)	8.77	2.29	(4.76)
Total from investment operations	4.20	6.99	(1.54)	8.73	2.18	(4.84)
Net Asset Value, End of Period	$33.00	$28.80	$21.81	$23.35	$14.62	$12.44
Total Return[2]	14.58%[9]	32.05%[9]	(6.60)%	59.71%[6,15]	17.52%	(28.01)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.38%[13]	1.38%[14]	1.37%	1.41%[16]	1.42%	1.42%
Ratio of expenses to average net assets (with offsets)	1.43%[13]	1.43%[14]	1.43%	1.42%[16]	1.42%	1.42%
Ratio of total expenses to average net assets (withoutoffsets/reductions)[3]	1.67%[13]	1.74%[14]	1.73%	1.67%[16]	1.55%	1.42%
Ratio of net investment loss to average net assets[2]	(0.71)%[13]	(0.05)%[14]	(0.94)%	(0.24)%[16]	(0.73)%	(0.65)%
Portfolio turnover	127%	101%	120%	93%[6]	129%	142%
Net assets at end of period (000’s omitted)	$39,463	$36,123	$34,883	$65,222	$55,166	$67,382

31

Notes to Financial Highlights

The following should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Rounds to less than $0.01 per share or 0.01%.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.08, and $0.13 for AMG Managers Cadence Capital Appreciation Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, $(0.11), $(0.06), and $0.01 for AMG Managers Cadence Mid Cap Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, and $(0.25) and $(0.31) for AMG Managers Cadence Emerging Companies Fund’s Institutional Class and Service Class shares, respectively.

[5]	Capital contribution from an Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Investor Class, Institutional Class and Service Class, by $0.13 per share and 0.72%, $0.13 per share and 0.70% and $0.13 per share and 0.66%, respectively.

[6]	Reflects the 11 month period from July 1, 2010 to May 31, 2011.

[7]	Includes non-routine extraordinary expenses amounting to 0.007%, 0.007%, and 0.007% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[8]	Includes non-routine extraordinary expenses amounting to 0.022%, 0.004%, and 0.003% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[9]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[10]	Capital contribution from an Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Investor Class, Institutional Class and Service Class, by $0.21 per share and 0.83%, $0.22 per share and 0.82% and $0.21 per share and 0.81%, respectively.

[11]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.007%, and 0.008% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[12]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.015%, and 0.016% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[13]	Includes non-routine extraordinary expenses amounting to 0.009% and 0.009% of average net assets for the Institutional Class and Service Class, respectively.

[14]	Includes non-routine extraordinary expenses amounting to 0.014% and 0.014% of average net assets for the Institutional Class and Service Class, respectively.

[15]	Not annualized.

[16]	Annualized.

[17]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.21 for AMG Managers Cadence Capital Appreciation Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, $(0.03), $0.04, and $0.11 for AMG Managers Cadence Mid Cap Fund’s Investor Class, Service Class, and Institutional Class shares, respectively and $(0.32) and $(0.26) for AMG Managers Cadence Emerging Companies Fund’s Service Class and Institutional Class shares, respectively.

32

Notes to Financial Statements
May 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AMG Funds III (formerly Managers Funds) (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: AMG Managers Cadence Capital Appreciation Fund (“Capital Appreciation”) (formerly Managers Cadence Capital Appreciation Fund), AMG Managers Cadence Mid Cap Fund (“Mid Cap”) (formerly Managers Cadence Mid-Cap Fund) and AMG Managers Cadence Emerging Companies Fund (“Emerging Companies”) (formerly Managers Cadence Emerging Companies Fund), each a “Fund” and collectively the “Funds.”

Effective December 1, 2012, Class A shares and Administrative Class shares of Capital Appreciation and Mid Cap were renamed Investor Class shares and Service Class shares, respectively. On November 30, 2012, at the close of business, all outstanding Class B shares, Class C shares, Class D shares and Class R shares of Capital Appreciation and Mid Cap were automatically converted to a number of full and/or fractional Investor Class shares equal in value to Class B shares, Class C shares, Class D shares and Class R shares of each respective Fund. On November 30, 2012, at the close of business, all outstanding Class P shares of Capital Appreciation and Mid Cap were automatically converted to a number of full and/or fractional Institutional Class shares equal in value to Class P shares of each respective Fund.

Effective October 1, 2013, Administrative Class shares of Emerging Companies were renamed Service Class shares.

Capital Appreciation and Mid Cap offer Investor Class shares, Service Class shares and Institutional Class shares. Emerging Companies offers Service Class shares and Institutional Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-

counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its

33

Notes to Financial Statements (continued)

determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended May 31, 2014, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Capital Appreciation - $71,757 or 0.04%, Mid Cap - $54,642 or 0.02% and Emerging Companies - $23,318 or 0.05%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013 the rate was 2% above the effective Federal Funds rate. For the fiscal year ended May 31, 2014, overdraft fees for Capital Appreciation, Mid Cap and Emerging Companies equaled $222, $42 and $5, respectively.

The Trust held a shareholder meeting at which shareholders approved a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement and shareholder meeting are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. DIVIDEND AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some

34

Notes to Financial Statements (continued)

time in the future. The most common differences are primarily due to differing treatments for losses deferred due to excise tax regulations and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 were as follows:

	Capital Appreciation		Mid Cap		Emerging Companies
	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$1,212,593	$3,028,100	$450,094	$1,498,029	—	—
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

Totals	$1,212,593	$3,028,100	$450,094	$1,498,029	—	—

As of May 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Capital Appreciation	Mid Cap	Emerging Companies
Capital loss carryforward	$81,815,376	—	$26,750,834
Undistributed ordinary income	480,672	$12,618	—
Undistributed short-term capital gains	—	4,633,476	—
Undistributed long-term capital gains	—	15,873,390	—
Post-October loss deferral	—	—	835,100

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of May 31, 2014 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss
	Carryover Amounts
			Expires
Fund	Short-Term	Long-Term	May 31,
Capital Appreciation
(Pre-Enactment)	$81,815,376	—	2018
Mid Cap
(Pre-Enactment)	—	—	2018
Emerging Companies
(Pre-Enactment)	$6,838,847	—	2017
(Pre-Enactment)	19,911,987	—	2018

	$26,750,834	—

For the fiscal year ended May 31, 2014, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized

	Short-Term	Long-Term
Capital Appreciation	$15,615,906	—
Mid Cap	38,382,203	—
Emerging Companies	8,700,439	—

35

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended May 31, 2014 and May 31, 2013, the capital stock transactions by class for Capital Appreciation, Mid Cap and Emerging Companies were:

	Capital Appreciation
	2014		2013
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	78,726	$1,709,686	14,850,607	$256,903,694
Reinvestment of distributions	14,195	321,647	125,424	2,182,376
Cost of shares repurchased	(1,033,787)	(22,309,535)	(14,675,031)	(271,867,742)

Net increase (decrease)†	(940,866)	$(20,278,202)	301,000 [1]	$(12,781,672)[1]

Class B:
Cost of shares repurchased	—	—	(202,055)	$(3,131,899)

Net decrease	—	—	(202,055)[2]	$(3,131,899)[2]

Class C:
Proceeds from sale of shares	—	—	2,261	$34,764
Cost of shares repurchased	—	—	(1,471,267)	(22,797,068)

Net decrease	—	—	(1,469,006)[2]	$(22,762,304)[2]

Class D:
Proceeds from sale of shares	—	—	1,578,176	$26,657,416
Cost of shares repurchased	—	—	(25,576,240)	(427,531,566)

Net decrease	—	—	(23,998,064)[2]	$(400,874,150)[2]

Service Class:
Proceeds from sale of shares	448,633	$9,304,338	197,748	$3,533,686
Reinvestment of distributions	20,181	460,933	17,736	311,626
Cost of shares repurchased	(1,478,167)	(33,228,382)	(1,469,365)	(26,257,672)

Net decrease	(1,009,353)	$(23,463,111)	(1,253,881)[3]	$(22,412,360)[3]

Institutional Class:
Proceeds from sale of shares	429,372	$10,045,479	457,149	$8,391,229
Reinvestment of distributions	15,092	354,508	22,111	399,554
Cost of shares repurchased	(395,507)	(8,780,944)	(3,614,271)	(66,512,135)

Net increase (decrease)††	48,957	$1,619,043	(3,135,011)[4]	$(57,721,352)[4]

Class P:
Proceeds from sale of shares	—	—	1,218	$21,355
Reinvestment of distributions	—	—	—	—
Cost of shares repurchased	—	—	(148,011)	(2,665,941)

Net decrease			(146,793)[4]	$(2,644,586)[4]

Class R:
Proceeds from sale of shares	—	—	11,667	$197,091
Cost of shares repurchased	—	—	(199,325)	(3,483,192)

Net decrease	—	—	(187,658)[2]	$(3,286,101)[2]

†	For the fiscal year ended May 31, 2013, 1,574,267 shares and $27,620,035 are included due to the conversion of Class B shares, Class C shares, Class D shares and Class R shares into Investor Class shares.
††	For the fiscal year ended May 31, 2013, 111,764 shares and $2,037,610 are included due to the conversion of Class P shares into Institutional Class shares.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Effective December 1, 2012, all Class B, Class C, Class D and Class R shares converted to Investor Class shares.
[3]	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
[4]	Effective December 1, 2012, all Class P shares converted to Institutional Class shares.

36

Notes to Financial Statements (continued)

	Mid Cap
	2014		2013
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	236,681	$7,300,483	2,020,964	$51,315,892
Reinvestment of distributions	—	—	9,532	238,877
Cost of shares repurchased	(2,407,596)	(71,749,648)	(2,003,856)	(52,176,269)

Net increase (decrease)†	(2,170,915)	$(64,449,165)	26,640[1]	$(621,500)[1]

Class B:
Cost of shares repurchased	—	—	(244,715)	$(5,378,877)

Net decrease	—	—	(244,715)[2]	$(5,378,877)[2]

Class C:
Proceeds from sale of shares	—	—	4,110	$88,792
Cost of shares repurchased	—	—	(717,166)	(15,791,793)

Net decrease			(713,056)[2]	$(15,703,001)[2]

Class D:
Proceeds from sale of shares	—	—	36,069	$892,875
Cost of shares repurchased	—	—	(1,508,249)	(36,775,625)

Net decrease	—	—	(1,472,180)[2]	$(35,882,750)[2]

Service Class:
Proceeds from sale of shares	120,226	$3,916,062	180,739	$4,754,412
Reinvestment of distributions	—	—	6,306	161,818
Cost of shares repurchased	(1,425,608)	(43,567,127)	(1,697,900)	(44,624,658)

Net decrease	(1,305,382)	$(39,651,065)	(1,510,855)[3]	$(39,708,428)[3]

Institutional Class:
Proceeds from sale of shares	504,283	$16,929,733	915,355	$25,038,057
Reinvestment of distributions	12,334	432,785	37,548	1,000,654
Cost of shares repurchased	(2,279,921)	(75,465,135)	(3,631,813)	(101,142,571)

Net decrease††	(1,763,304)	$(58,102,617)	(2,678,910)[4]	$(75,103,860)[4]

Class P:
Proceeds from sale of shares	—	—	8,340	$221,826
Cost of shares repurchased	—	—	(91,936)	(2,460,563)

Net decrease	—	—	(83,596)[4]	$(2,238,737)[4]

Class R:
Proceeds from sale of shares	—	—	34,241	$844,294
Cost of shares repurchased	—	—	(635,523)	(15,957,677)

Net decrease	—	—	(601,282)[2]	$(15,113,383)[2]

†	For the fiscal year ended May 31, 2013, 1,624,936 shares and $41,125,517 are included due to the conversion of Class B shares, Class C shares, Class D shares and Class R shares into Investor Class shares.
††	For the fiscal year ended May 31, 2013, 78,958 shares and $2,132,183 are included due to the conversion of Class P shares into Institutional Class shares.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Effective December 1, 2012, all Class B, Class C, Class D and Class R shares converted to Investor Class shares.
[3]	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
[4]	Effective December 1, 2012, all Class P shares converted to Institutional Class shares.

37

Notes to Financial Statements (continued)

	Emerging Companies
	2014		2013
	Shares	Amount	Shares	Amount
Service Class:†
Proceeds from sale of shares	33,735	$1,027,708	37,867	$873,182
Cost of shares repurchased	(37,019)	(1,132,294)	(42,169)	(933,053)

Net decrease	(3,284)	$(104,586)	(4,302)	$(59,871)

Institutional Class:
Proceeds from sale of shares	194,513	$6,357,928	104,748	$2,632,924
Cost of shares repurchased	(253,214)	(8,382,605)	(449,613)	(10,603,034)

Net decrease	(58,701)	$(2,024,677)	(344,865)	$(7,970,110)

†  Effective October 1, 2013, all Administrative Class shares were renamed Service Class shares.

At May 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Capital Appreciation – one collectively owns 38%; Mid Cap – two collectively own 50% and Emerging Companies – three collectively own 51%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At May 31, 2014, the market value of repurchase agreements for Emerging Companies was $829,405.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s average daily net assets:

Capital Appreciation	0.45%
Mid Cap	0.45%
Emerging Companies	1.25%

The Investment Manager has contractually agreed, through at least October 1, 2014, to waive management fees and and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Capital Appreciation, Mid Cap and Emerging Companies to 0.72%, 0.72% and 1.42%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

For the fiscal year ended May 31, 2014, each Fund’s components of reimbursement are detailed in the following chart:

	Capital Appreciation	Mid Cap	Emerging Companies
Reimbursement Available - 5/31/13	$1,443,136	$1,226,735	$415,567
Additional Reimbursements	182,232	191,090	110,603
Expired Reimbursements	(412,379)	(378,547)	(140,301)

Reimbursement Available - 5/31/14	$1,212,989	$1,039,278	$385,869

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial

38

Notes to Financial Statements (continued)

statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares and through November 30, 2012 Class B shares, Class C shares, Class D shares and Class R shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s daily net assets attributable to the Investor Class shares and 1.00% annually through November 30, 2012 for Class B shares and Class C shares, 0.25% annually through November 30, 2012 for Class D shares and 0.50% annually through November 30, 2012 for Class R shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees.”) Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended May 31, 2014, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Capital Appreciation
Investor Class	0.15%	0.15%
Service Class	0.25%	0.25%
Mid Cap
Investor Class	0.15%	0.15%
Service Class	0.25%	0.25%
Emerging Companies
Service Class	0.25%	0.23%

During the period, the Investor Class of the AMG Managers Cadence Capital Appreciation Fund recorded a capital contribution by the Investment Manager of $15,885. The contribution represented a payment in connection with the reallocation of certain shareholder servicing expenses for which the Class had reimbursed the Investment Managers in prior periods, plus interest.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2014, the following Funds either borrowed from or lent to other AMG Funds family: Capital Appreciation borrowed varying amounts not exceeding $10,390,174 for 14 days paying interest of $765 and Mid Cap borrowed varying amounts not exceeding $5,870,933 for 21 days paying interest of $919. The interest amount is included in the Statement of Operations as miscellaneous expense. Mid Cap lent varying amounts not exceeding $1,942,738 for three days earning interest of $70 and Emerging Companies lent $1,442,650 for three days earning interest of $31. The interest amount is included in the Statement of Operations as interest income. At May 31, 2014, the Funds had no interfund loans outstanding.

39

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended May 31, 2014, were as follows:

Fund	Purchases	Sales
Capital Appreciation	$92,991,666	$137,862,178
Mid Cap	710,315,890	871,194,645
Emerging Companies	54,950,194	56,267,881

The Funds had no purchases or sales of U.S. Government obligations during the year ended May 31, 2014.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At May 31, 2014, the value of the securities loaned and cash collateral received, were as follows.

Fund	Securites Loaned	Cash Collateral Received
Capital Appreciation	—	—
Mid Cap	—	—
Emerging Companies	$803,041	$829,405

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of May 31, 2014:

	Net Amounts of
	Assets Presented	Gross Amount Not Offset in the
	in the Statement	Statement of Assets and Liabilities
	of Assets and
Fund	Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Emerging Companies
HSBC Securities USA, Inc.	$829,405	$829,405	—	—

Total	$829,405	$829,405	$—	—

7. SUBSEQUENT EVENTS

On June 4, 2014, the Board of Trustees of AMG Funds III appointed the following individuals to the offices set forth opposite their names.

Jeffrey T. Cerutti, President and Principal Executive Officer

Keitha L. Kinne, Chief Operating Officer

Caren Cunningham, Assistant Secretary

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

40

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid-Cap Fund and AMG Managers Cadence Emerging Companies Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you will receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid-Cap Fund and the AMG Managers Cadence Emerging Companies Fund each hereby designate $0, $15,873,390 and $0, respectively, as a capital gain distribution with respect to the taxable year ended May 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

41

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND SHAREHOLDERS OF THE AMG MANAGERS CADENCE CAPITAL APPRECIATION FUND, AMG MANAGERS CADENCE MID CAP FUND AND AMG MANAGERS CADENCE EMERGING COMPANIES FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Managers Cadence Capital Appreciation Fund (formerly, Managers Cadence Capital Appreciation Fund), AMG Managers Cadence Mid Cap Fund (formerly, Managers Cadence Mid-Cap Fund), and AMG Managers Cadence Emerging Companies Fund (formerly, Managers Cadence Emerging Companies Fund) (the “Funds”) at May 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 25, 2014

42

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 43 Funds in Fund Complex	Bruce B. Bingham, 12/1/48 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).
• Independent Chairman • Trustee since 1999 • Oversees 43 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 43 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 45 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) ( 2014-Present).

• Trustee since 1993 • Oversees 43 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 43 Funds in Fund Complex

Richard F. Powers III, 2/2/46

Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 45 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 45 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (25 portfolios) (2014-Present).
• Trustee since 1987 • Oversees 43 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

43

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 45 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/07/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011 • Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Assistant Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I and AMG Funds II (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2010	John J. Ferencz, 3/09/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
• Assistant Secretary since 2014

Caren Cunningham, 3/10/58

Senior Vice President and Senior Counsel, AMG Funds LLC (2014-Present); Secretary and Chief Legal Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Executive Director and Senior Associate General Counsel, UBS Global Asset Management (Americas) Inc. (2007-2011); Vice President, Senior Legal Manager (Distribution), Pioneer Investment Management Limited (2005-2006); Assistant General Counsel, Fidelity Investments (1999-2005); Assistant General Counsel, Prudential Investments Mutual Funds & Annuities (1997-1999); Vice President and Associate General Counsel, Smith Barney, Mutual Funds Management Inc. (1992-1997).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2012

Matthew B. Wallace, 11/24/80

Assistant Vice President, Legal and Compliance, AMG Funds LLC (2014-Present); AML Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Senior Associate, Legal and Compliance, AMG Funds LLC (2012-2014); Associate, Legal and Compliance, AMG Funds LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

44

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Cadence Capital Management LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Attn: AMG P.O. Box 9769 Providence, RI 02940 (800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Midcap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG Managers Cadence Capital Appreciation Fund	$27,107	$25,809
AMG Managers Cadence Mid-Cap Fund	$27,581	$26,704
AMG Managers Cadence Emerging Companies Fund	$11,724	$10,349

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG Managers Cadence Capital Appreciation Fund	$6,885	$7,000
AMG Managers Cadence Mid Cap Fund	$6,885	$7,000
AMG Managers Cadence Emerging Companies Fund	$6,885	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $89,955 and $87,000, respectively. For the fiscal year ended May 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $69,300 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President

Date:	August 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President

Date:	August 4, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 4, 2014